Exhibit 99.2 Q4 2022 PRESENTATION INVESTOR UPDATE MARCH 9, 2023 NEO:JET | NEO: JET.B | OTCQB:JETMF

AGENDA 1. 2022 ACCOMPLISHMENTS 2. FLOWN REVENUE BLOCK HOURS & QUARTERLY REVENUES 3. 2022 AND Q4 FINANCIAL RESULTS 4. 2023 OUTLOOK 5. FLEET 6. PASSENGER SALES 7. CARGO 8. PILOT RECRUITMENT 9. CERTIFICATIONS 10.CAPITAL MARKETS

ACCOMPLISHMENTS ALL $USD 2022 • Exceeded 2022 revenue forecast of $90 Million by 8% delivering 2022 revenues of $97.1 Million, 592% increase over 2021 • 2022 year end fleet size – 8 passenger aircraft • Operated Revenue flights to 266 airports for 105 Customers • Developed strong operational reliability metrics which enabled us to: • Establish NCAA core business • Dominate Florida to Dominican Republic Charter market • Establish leading charter airline to Cuba • Establish US Government contracts • In addition, we: • Received approval for a new hangar facility at FLL • Completed underlying work for 4 major certifications EASA/DOD/IOSA/CARGO

QUARTERLY REVENUE AND BLOCK HOURS 2021 - 2022 (Operated)

2022 Q4 2022 RESULTS RESULTS $9.0M* $5.3M** EBITDAR EBITDAR Earnings Before Interest, Taxes, Earnings Before Interest, Taxes, Depreciation, Amortization and Rent Depreciation, Amortization and Rent Key metric in aviation to properly compare Key metric in aviation to properly compare airlines who purchase aircraft vs lease airlines who purchase aircraft vs lease aircraft aircraft $(6.6M)* $846K** EBITDA EBITDA Earnings Before Interest, Taxes, Earnings Before Interest, Taxes, Depreciation, Amortization Depreciation, Amortization * Adjusted for $1.3M in share based compensation and $2.63M for pilot training and salaries for cargo operations ** Adjusted for $591k in share based compensation and $680k for pilot training and salaries for cargo operations

OUTLOOK 2023 • 2023 revenue forecast base case $140+ Million & positive EBITDAR/EBTIDA • Base case budget is over 58% contracted ($81.5M) • An additional $60M or 43% is currently being actively quoted and we anticipate that most of this will become contracted in the next 60 days • Assumes current fleet of only 9 Pax & 2 Cargo aircraft • 2023 fleet size target @ year end • Passenger – 9 to 12 aircraft • Cargo – 2 to 6 aircraft In addition: • Develop strong Department of Defense revenue stream • CAE Partnership – one new level 6 Full Flight Simulator delivered to Miami for GlobalX exclusive use • Break ground on new hangar complex late Q2 • Begin A330 certification in early Q3 • Complete ETOPS (Extended Twin Engine Operations) – 180 Minutes • Expand Ground Team – ground handling and fueling operations • Become member of IATA (International Air Transport Association)

2022 Fleet N277GX N276GX N278GX N627VA (A321) N281GX N282GX N628VA N966AD (A321)

FLEET EVOLUTION BY AIRCRAFT ◉ Capital ◉ Pilots◉ Ability to get aircraft out of heavy maintenance pre delivery Deliveries are driven by: 2022E Operating Fleet Composition 2023E Operating Fleet Composition 2024E Operating Fleet Composition 8 18 30 Aircraft Aircraft Aircraft 100% Passenger 66% Passenger 60% Passenger 33% Cargo 40% Cargo

AIRCRAFT DELIVERY PLAN Base Plan 1. N411GX - A321F - #2 – April 11* 2. N285GX - A320P - #9 – April 15* Target Plan 1. N287GX - A319P - #10 – Q2 2. N412GX - A321F - #3 – Q2 3. N453GX – A321F - #4 – Q3 4. N454GX – A321F - #5 – Q4 5. N436GX – A321F - #6 – Q4

PASSENGER SALES Revenue Streams • Significant repeat business • NCAA/Cuba/US Government • New multi month contracts • Havana/Dominican Republic/Summer tour operators • Expanded market opportunity due to EASA TCO, IOSA and DOD Certification • Developed VIP Tour Business • Quick change all coach to 68 VIP seating configuration

CARGO A321 FREIGHTER The A321 Freighter is a game-changer in the narrowbody freighter market • Carries 50% more cargo volume than a 737-800F • Replacement for the 757-200F • Recently signed a 260 hour contract for April that could be expanded through November 2023 for a package customer • Bidding 20-30 new projects every week • Revenue Streams • Other Airlines • Automotive • USPS • Dept of Defense • Package Carriers • GlobalX fleet of 10 A321F aircraft under lease or LOI with MSN identified is the single greatest asset of the company • Additional 5 A321F are under LOI subject to identification of suitable A321 feedstock aircraft

PILOT RECRUITMENT • We have successfully recruited 55 pilots in 2022 and have held 3 pilot classes in 2023 with 24 pilots • Major agreements have been implemented to increase pool of available pilots • OSM Aviation Academy • CAE Pilot Program • L3 Harris Pilot Pathway Program • GlobalX Colombia – intended to attract Colombian/Latin American pilots without US Work permits to fly A321 freighters – eventually sponsor these pilots to work in the US • Flow through agreements with major low-cost US carriers allows us to keep First Officers for a longer period of time

NEW CERTIFICATIONS EXPAND REVENUE OPPORTUNITIES AND MAKES US A STRONGER AND SAFER AIRLINE • EASA – TCO – Gives GLOBALX the authority to operate in Europe, the largest ACMI charter market in the world • IOSA – Allows all airlines globally to contract with GlobalX without having to complete timely and costly audits, audits they are not willing to devote time and resources to. This also provides re- assurance to our customers that we operate to the highest level of safety standards • Department of Defense – GlobalX can now bid and operate flights for the Department of Defense, an over $6B market

CAPITAL MARKETS NEO:JET | NEO: JET.B | OTCQB:JETMF Warrants Exercised Funds Received 2.1M $1M+ Warrants still to be Funds to be Received Exercised (if all exercised) (expiry April 2023) 4.7M $4.7M • Up listing to NASDAQ planned in conjunction with growth capital/debt raise in 2023 Digital programs are driving results in conjunction with increased news flow.

FOOTBALL AND BASKETBALL TEAMS * This is a representative sample of over 70 teams we have flown

Registered Trademarks • You Can’t Beat the Experience • Global Presence, Local Focus • Commercial Air Charter for Professionals • Redefining Commercial Air Charter • Our Birds of Play • Birds of a Feather • It’s Time to Fly • X Nation • X Cargo • Client Connex • Cargo Connex NEO:JET | NEO: JET.B | OTCQB:JETMF